                                                                    EXHIBIT 99.5

                                                               Execution Version

                REGISTRATION AND ANTIDILUTION RIGHTS AGREEMENT

                         dated as of December 29, 2000

                                     among

                    EMERGENT INFORMATION TECHNOLOGIES, INC.

                           a California corporation

                                      and

           THE HOLDERS OF REGISTRABLE SECURITIES REFERRED TO HEREIN

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                                                              Execution Version

stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

          Continuously Effective.  "Continuously Effective," with respect to a
          ----------------------
specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days within any twelve (12) month period during the period specified in the relevant provision of this Agreement.

          Demand Registration.  "Demand Registration" shall have the meaning set
          -------------------
forth in Section 3.1 hereof.
         -----------

          Demand Registration Right.  "Demand Registration Right" shall have the
          -------------------------
meaning set forth in Section 3.1 hereof .
                     -----------

          Demand Registration Statement.  "Demand Registration Statement" shall
          -----------------------------
have the meaning set forth in Section 3.1 hereof.
                              -----------

          Demanding Holder.  "Demanding Holder" shall have the meaning set forth
          ----------------
in Section 3.2 hereof.
   -----------

          Derivative Securities.  "Derivative Securities" shall have the meaning
          ---------------------
set forth in Section 12 hereof.
             ----------

          Determination Date.  "Determination Date" shall have the meaning set
          ------------------
forth in Section 13.3 hereof.
         ------------

          Existing Derivative Securities.  "Existing Derivative Securities"
          ------------------------------
shall have the meaning set forth in Section 13.2 hereof.
                                    ------------

          Fair Market Value.  "Fair Market Value" shall have the meaning set
          -----------------
forth in Section 13.3 hereof.
         ------------

          Holders.  "Holders" shall mean collectively, as of the Closing Date,
          -------
each Purchaser who receives Shares pursuant to the Note and Stock Purchase Agreement and any Transferee of such Persons' Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 10 hereof at such times as such Persons shall have beneficial or
     ----------
record ownership of Registrable Securities. The Shares held by each Holder on the date hereof are listed on Schedule I hereto.
                              ----------

          Majority of the Holders.  A "Majority of the Holders" means those
          -----------------------
Holders holding at any time a majority of the Registrable Securities and Transferees of such Persons' Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 10 hereof,
                                                             ----------
at such times as such Persons shall have beneficial or record ownership of Registrable Securities.

          Note Purchase Agreement.  "Note and Stock Purchase Agreement" shall
          -----------------------
have the meaning set forth in the Recitals.
                                  --------

          Outstanding.  "Outstanding" shall mean, when used with reference to
          -----------
Common Stock, at any date as of which the number of shares thereof is to be determined, all issued and outstanding

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT

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                                                               Execution Version

shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, plus all shares issuable in respect of outstanding options, warrants and all Convertible Securities of the Company.

          Piggyback Registration.  "Piggyback Registration" shall have the
          ----------------------
meaning set forth in Section 5 hereof.
                     ---------

          Public Sale.  "Public Sale" shall mean any sale of Common Stock to the
          -----------
public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of Rule 144.

          Qualified Demand Holders.  "Qualified Demand Holders" shall have the
          ------------------------
meaning set forth in Section 3.1 hereof.
                     -----------

          Qualified Shelf Holders.  "Qualified Shelf Holders" shall have the
          -----------------------
meaning set forth in Section 4.1 hereof.
                     -----------

          Register, Registered and Registration.  "Register," "registered," and
          -------------------------------------
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document or other securities.

          Registrable Securities.  "Registrable Securities" shall mean, subject
          ----------------------
to Section 10 hereof: (i) the Shares owned by Holders on the date hereof, (ii)
   ----------       -
any securities issued as a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Registrable Securities; (iii) any securities issued in exchange for Registrable Securities in any sale, exchange, merger or reorganization of the Company, and (iv) any securities issued in accordance with the adjustments required under this Agreement; provided, however, that
                                               --------  -------
Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, subscription or otherwise), whether or not such acquisition has actually been effected.

          Registrable Securities then outstanding.  "Registrable Securities then
          ---------------------------------------
outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

          Registration Expenses.  "Registration Expenses" shall have the meaning
          ---------------------
set forth in Section 8.1 hereof.
             -----------

          Restricted Securities.  "Restricted Securities" shall mean the shares
          ---------------------
of Common Stock held or to be held by any Holder that have not been acquired in a Public Sale, and any securities obtained upon exchange for or upon conversion, transfer or adjustment of or as a distribution on such shares; provided that
                                                               --------
particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding.

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT

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                                                               Execution Version

          Rule 144.  "Rule 144" shall mean Rule 144 of the Securities Act, or
          --------
any similar rule promulgated by the Commission pursuant to the Securities Act.

          Selling Holders.  "Selling Holders" shall mean, with respect to a
          ---------------
specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

          Shares.  "Shares" shall have the meaning set forth in the recitals
          ------
hereto, as such Shares may be adjusted in accordance with this Agreement (including Shares issued pursuant to Section 13 hereof); provided that any of
                                     ----------          --------
such securities shall cease to be Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

          Shelf Registration.  "Shelf Registration" shall have the meaning set
          ------------------
forth in Section 4.1 hereof.
         -----------

          Shelf Registration Right.  "Shelf Registration Right" shall have the
          ------------------------
meaning set forth in Section 4.1 hereof.
                     -----------

          Shelf Registration Statement.  "Shelf Registration Statement" shall
          ----------------------------
have the meaning set forth in Section 4.1 hereof.
                              -----------

          Stock Option Plan.  "Stock Option Plan" shall have the meaning set
          -----------------
forth in Section 13.1 hereof.
         ------------

          Stock Purchase Plan.  "Stock Purchase Plan" shall have the meaning set
          -------------------
forth in Section 13.1 hereof.
         ------------

          Transfer.  "Transfer" shall mean and include the act of selling,
          --------
giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon
           -------- -------
foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

          Underwriters' Representative.  "Underwriters' Representative" shall
          ----------------------------
mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

          Violation.  "Violation" shall have the meaning set forth in Section
          ---------                                                   -------
9.1 hereof.
---

          2.2.  Usage.
                -----

          (a) Capitalized terms used, but not defined, herein shall have the meaning ascribed to such term in the Note and Stock Purchase Agreement.

          (b) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

          (c) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Holder but which are held of record in the name of a

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT

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                                                               Execution Version

nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder, where applicable, in a fiduciary capacity for customers of such Holder.

          (d) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

          (e) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

          (f) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

          (g) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

          (h) The term "hereof" and similar terms refer to this Agreement as a whole.

          (i) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 18 hereof.
                                                 ----------

                              REGISTRATION RIGHTS

          Section 3.   Demand Registration.
                       --------------------

                  3.1. On the terms and subject to the conditions set forth in this Section 3, at any time after one hundred eighty (180) days after the
     ---------
Closing Date the Holders of at least 50% of the Shares and an aggregate minimum offering price of at least $1,000,000 (the "Qualified Demand Holders") shall have the right (the "Demand Registration Right") to demand that the Company cause there to be filed on its behalf with the Commission in accordance with the Securities Act one (1) registration statement on either Form S-1 or, if the Company is eligible under the Securities Act, Form S-3 (a "Demand Registration Statement") pursuant to the requirements of the Securities Act (a "Demand Registration").

                  3.2. To exercise the Demand Registration Right, the Qualified Demand Holders shall make a written request to the Company (the "Demanding Holders") specifying the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 3. Upon the making of such request, the
                              ---------
Demanding Holders shall be entitled to have included in the Demand
Registration (subject to Section 3.8 hereof) all of such Demanding Holders'
                         -----------
Registrable Securities, or such number as the Demanding Holders shall request in writing. Any request made pursuant to this Section 3 shall be
                                                      ---------
addressed to the attention of the Secretary of the Company.

                  3.3. Whenever the Company shall have received a demand pursuant to Section 3.2 hereof to effect the registration of any Registrable
            -----------
Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holders' Registrable Securities, or any portion thereof designated by such Holder, be included (subject to Section 3.8 hereof) in the Demand Registration.
            -----------

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                                                               Execution Version


          3.4.  Subject to Section 3.8 hereof, the Company and, with the
                           -----------
approval of the Company, other holders of Common Stock (other than the Holders) shall be given the opportunity to include shares of Common Stock ("Other Included Shares") in the Demand Registration.

          3.5. Following receipt of a request for a Demand Registration, the Company shall:

          (a) File the Demand Registration Statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the Demand Registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

          (b) Use the Company's best efforts to keep the Demand Registration Statement Continuously Effective for the earlier of (i) one hundred eighty (180) days, (ii) such date as of which all the Registrable Securities under the Demand Registration Statement shall have been disposed of in the manner described in the Demand Registration Statement, or (iii) such time as the Company would not have any obligation to include the Registrable Securities that have not been disposed of in the manner described in the Demand Registration Statement in a registration made under this Agreement, pursuant to the definition of "Registrable Securities." Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 3 is suspended, the
                                                 ---------
foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

          3.6. The Company shall be obligated to effect no more than one Demand Registration. For purposes of the preceding sentence, the Demand Registration shall not be deemed to have been effected (i) unless the Demand Registration Statement with respect thereto has become effective, (ii) if after the Demand Registration Statement has become effective, such registration is not Continuously Effective for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with the Demand Registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

          3.7.  If any registration pursuant to this Section 3 involves an
                                                     ---------
underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Demanding Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so
                                  --------  -------
selected shall be reasonably acceptable to the Company.

          3.8. Whenever the Company shall effect a registration pursuant to this Section 3 in connection with an underwritten offering by one or more
     ---------
Selling Holders of Registrable Securities and the Underwriters' Representative or Agent advises each such Selling Holders in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Demanding Holders, securities shall be included in such offering and the related registration, to the extent of the amount which can be sold within such price range, as follows: first for the account of the Demanding Holders (the "Priority Cutback Right"), second by all other Selling Holders on a pro rata basis, and third by the Company and other holders with respect to the Other Included Shares.

          3.9. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any Demand Registration pursuant to this
Section 3 if the Company shall furnish
---------

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT

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                                                               Execution Version

promptly to the Demanding Holders a certificate signed by the President of the Company stating that in the good faith reasonable judgment of the Board of Directors such registration would materially interfere with, or require premature disclosure of any financing, acquisition or reorganization involving, the Company, the Guarantors or their Subsidiaries. If such certificate is so delivered, then the Company's obligation to use its best efforts to effect a Demand Registration under this Section 3 shall be deferred until such filing
                               ---------
would no longer interfere with such action, and in any event for not longer than ninety (90) days from the date of receipt of the written request from the Demanding Holders, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

          Section 4.   Shelf Registration.
                       -------------------

                  4.1. On the terms and subject to the conditions set forth in this Section 4, at any time after one hundred eighty (180) days after the
     ---------
Closing Date the Holders of at least 50% of the Shares ("Qualified Shelf Holders") shall have the right (the "Shelf Registration Right") to demand that the Company cause there to be filed on its behalf with the Commission in accordance with the Securities Act one (1) registration statement (a "Shelf Registration Statement") for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act covering at least 1,125,000 Shares, or such smaller number representing all of the Registrable Securities if the Holders own at that time fewer than 1,125,000 Shares (a "Shelf Registration").

                  4.2. To exercise the Shelf Registration Right, the Qualified Shelf Holders shall make a written request to the Company specifying the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Shelf Registration pursuant to this
Section 4. Upon the making of such request, such Demanding Holders shall be
---------
entitled to have included in the Shelf Registration all of such Demanding Holders' Registrable Securities, or such number as the Demanding Holders shall request in writing. Any request made pursuant to this Section 4 shall be
                                                      ---------
addressed to the attention of the President of the Company.

                  4.3. Whenever the Company shall have received a demand pursuant to Section 4.2 hereof to effect the registration of any Registrable
            -----------
Securities, the Company shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the Shelf Registration.

                  4.4. Following receipt of a request for a Shelf Registration, the Company shall:

                  (a) File the Shelf Registration Statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registration.

                  (b) Use the Company's best efforts to keep the Shelf Registration Statement Continuously Effective, as to each Selling Holder, until the earlier of (i) three (3) years after the effectiveness of such Shelf Registration Statement, (ii) the date as of which all of such Selling Holder's Registrable Securities included in such Shelf Registration Statement shall have been disposed of in the manner described therein, or (iii) such time as the Company would not have any obligation to include the Registrable Securities that have not been disposed of in the manner described in the Shelf Registration Statement in a registration made under this Agreement, pursuant to Section 5.5
                                                                   -----------
hereof. Notwithstanding

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT

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                                                               Execution Version

the foregoing, if for any reason the effectiveness of the Shelf Registration is suspended, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

                  4.5. The Company shall be obligated to effect no more than one
(1) Shelf Registration. For purposes of the preceding sentence, the Shelf Registration shall not be deemed to have been effected (i) unless the registration statement with respect thereto has become effective, or (ii) if after such registration statement has become effective, such registration is not Continuously Effective for any reason not attributable to the Selling Holders.

                  4.6. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any Shelf Registration pursuant to this
Section 4 if the Company shall furnish promptly to the Demanding Holders a
---------
certificate signed by the President of the Company stating that in the good faith reasonable judgment of the Board of Directors such registration would materially interfere with, or require premature disclosure of any financing, acquisition or reorganization involving, the Company, the Guarantors or their Subsidiaries. If such certificate is so delivered, then the Company's obligation to use its best efforts to effect a Shelf Registration under this Section 4
                                                                  ---------
shall be deferred until such filing would no longer interfere with such action, and in any event for not longer than ninety (90) days from the date of receipt of the written request from the Demanding Holders, provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.

             Section 5.   Piggyback Registration.
                          -----------------------

                     5.1. If at any time after the Closing Date the Company proposes to register (including for this purpose a registration effected by the Company for holders of the Company's securities other than the Holders) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any comparable or replacement or successor forms), the Company shall promptly give each Holder written notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within twenty (20) days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered.

                     5.2. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: first, all securities proposed to be sold by either the Company for its own account if the registration is for primary shares of the Company, or, if applicable, all securities proposed to be sold by such holders (other than the Holders) for which such registration is made, in accordance with the agreement between the Company and such holders; second, the Registrable Securities requested to be included in such registration by Holders pursuant to this Section 5, pro rata based on the estimated gross
                            ---------
proceeds from the sale thereof; third, all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 5, pro rata based on the estimated gross proceeds from the sale
        ---------
thereof; and fourth, all other securities requested to be included in such registration.

                     5.3. Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 5.
        ---------

                     5.4. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Sections 3 or 4
                                                             ---------------
hereof or this Section 5, and if such previous

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT

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                                                               Execution Version

registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, S-8 or any equivalent or successor forms thereto), whether on its own behalf or at the request of any holder or Holders of such securities, (a) in the case of a registration pursuant to Section 3 hereof or this Section 5, for a period of no less than ninety (90)
   ---------                ---------
days after the last sale has been made under such previous registration, (b) in the case of a registration pursuant to Section 4 hereof, for a period of no less
                                       ---------
than ninety (90) days after the effective date of such previous registration or
(c) if such registration was for an underwritten offering, such shorter period of days as the Underwriter's Representative or Agent shall have given its consent.

                     5.5.  The Company shall have no obligation under Sections 3
                                                                       ---------
and 4 hereof and this Section 5 to register any Registrable Securities of a
-----                 ---------
Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and its counsel to the effect based on a factual certificate provided by the Holder reasonably requested by the Company that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for any sales or dispositions of all such shares within the period set forth in Rule 144(e), currently three (3) months.

                     5.6. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5 prior to the
                                                     ---------
effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration; provided, however, if the
                                                     --------
Holders elect to exercise the Demand Registration Right pursuant to Section 3
                                                                    ---------
hereof, then such registration shall be counted as a Demand Registration for purposes of Section 3.6 hereof .
            -----------

             Section 6.   Registration Procedures. Whenever required under
                          -----------------------
Sections 3, 4 or 5 hereof to effect the registration of any Registrable
------------------
Securities, the Company shall, as expeditiously as practicable:

                     6.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; provided,
                                                                  --------
however, that before filing a registration statement or prospectus or any
-------
amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders (selected by the Demanding Holders) copies of all such documents in the form substantially as proposed to be filed with the Commission at least four (4) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

                     6.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of an underwriting agreement entered into pursuant to Section 6.5 hereof.
                                                            -----------
The Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for the period after its effective date during which the registration is to be kept Continuously Effective by the Company pursuant to the requirements under Sections 3, 4 and 5 hereof, and if during such period any
                   -------------------
event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements

                                                                  LIBRA/EMERGENT
                                                     REGISTRATION & ANTIDILUTION
                                                                RIGHTS AGREEMENT
therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Securities covered by such registration statement. Pending such amendment or supplement each such Holder shall cease making offers or Transfers of Registrable Securities pursuant to the prior prospectus.

          6.3. Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of: (i) the registration statement, (ii) any pre-effective or post-effective amendment thereto, and (iii) the prospectus, including each preliminary prospectus and any amendments or supplements thereto, that shall be in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

          6.4. Use the Company's best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Demanding Holder) and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in
                 --------  -------
connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          6.5. In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including customary indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Demanding Holder and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Securities, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose.

          6.6. Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          6.7. Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders, to be determined by the Demanding Holder), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company
                    --------  -------
determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          6.8. Use the Company's best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Demanding Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

          6.9. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

          6.10. Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) to continue to be listed on a securities exchange or included for quotation in a recognized trading market for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

          6.11. Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

          6.12. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

     Section 7.  Selling Holders' Obligations. It shall be a condition precedent
                 ----------  ----------------------------
to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

          7.1. Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration.

          7.2. Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Demanding Holder (in the case of a registration under Section 3 hereof), or the Company and the Selling Holders (in
                   ---------
the case of a registration under Section 5 hereof).
                                 ---------

     Section 8.  Expenses of Registration.  Expenses in connection
                 ----------  ------------------------
with registrations pursuant to this Agreement shall be allocated and paid as follows:

          8.1. With respect to each Demand Registration and Shelf Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registration and Shelf Registration for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 10 hereof), including all registration,
                                ----------
filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (to be selected by the Demanding Holder) (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders). If there is a Demand Registration pursuant to which less than fifty percent (50%) of the Registrable Securities requested to be registered by such Holders are actually sold and the Selling Holders pay the Registration Expenses in connection with such registration, such registration shall not be counted as a Demand Registration for purposes of Section 3.6
      ---                                                     -----------
hereof.

          8.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 5
                                                                    ---------
hereof for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Sections 10 hereof),
                                                            -----------
but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

          8.3. Any failure of the Company to pay any Registration Expenses as required by this Section 8 shall not relieve the Company of its obligations
                 ---------
under this Agreement.

     Section 9.  Indemnification; Contribution.  If any Registrable
                 ----------  -----------------------------
Securities are included in a registration statement under this Agreement:

          9.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, employee, agent and consultant of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (a) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

          (b) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

          (c) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 9.1 shall
--------  -------                                            -----------
not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity
                                   --------  -------
agreement contained in this Section 9 shall not apply to
                            ---------
any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. Pursuant to underwriting agreements, if any, entered into as contemplated by Section 6.5
                                                                 -----------
hereof, the Company shall also provide customary indemnification of underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act). In no case shall the Selling Holders or any other Holders be required to provide any indemnification of underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) other than to the same extent provided to the Company under Section 9.2 hereof.
      -----------

          9.2. To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, (i) that the indemnification required by this
              --------  -------
Section 9.2 shall not apply to amounts paid in settlement of any such loss,
-----------
claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld and (ii) in no event shall the amount of any indemnity under this Section 9.2 exceed the net proceeds from the applicable
                     -----------
offering received by such Selling Holder.

          9.3.  Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, suit, proceeding,
---------
investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 9, such indemnified party shall deliver to
                            ---------
the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
                                                                        -------
9 but shall not relieve the indemnifying party of any liability that it may have
-
to any indemnified party otherwise than pursuant to this Section 9.  Any
                                                         ---------
reasonable fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          9.4.  If the indemnification required by this Section 9 from the
                                                        ---------
indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this

Section 9:
---------

          (a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 9.1 and 9.2
                                                           --------------------
hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata
                                 -----------
allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 9.4(a) hereof. No Person
                                            --------------
guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          9.5.    If indemnification is available under this Section 9, the
                                                             ---------
indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 9 without regard to the relative fault of such
                 ---------
indemnifying party or indemnified party or any other equitable consideration referred to in Section 9.4 hereof.
               -----------

          9.6. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 9 shall survive the completion of any
                                  ---------
offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     Section 10.  Transfer of Registration Rights and Registrable
                  -----------------------------------------------
Securities.  The rights of a Holder to require a Demand Registration pursuant to
----------
Section 3 hereof or a Shelf Registration pursuant to Section 4 hereof or a
---------                                            ---------
Piggyback Registration pursuant to Section 5 hereof or the other rights herein
                                   ---------
may be Transferred by such Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, only if (A) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A attached hereto, (B) the Transferor shall
                             ---------
have delivered to the Secretary of the Company, not later than fifteen (15) days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred,
(C) Libra Mezzanine Partners II-A, L.P. or an Affiliate, at the time of the Transfer, is acting as the Information Agent under the Note and Stock Purchase Agreement (but only if the Notes are then unpaid) and (D) such Transfer is for at least 100,000 Shares, or such smaller amount that represents all of the Shares held by the Transferor.

     Section 11.  Legend on Certificates.  Unless otherwise expressly
                  ----------------------
provided herein, or in the Note and Stock Purchase Agreement, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof held by the Holders shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A REGISTRATION AND ANTIDILUTION RIGHTS AGREEMENT DATED AS OF DECEMBER 29, 2000 AMONG EMERGENT INFORMATION TECHNOLOGIES, INC., AND THE HOLDERS AND OTHER PARTIES THEREOF, COPIES OF WHICH ARE ON FILE WITH EMERGENT INFORMATION TECHNOLOGIES, INC., INCLUDING THE PROVISIONS OF SECTION 14 THEREIN.

     Section 12.  Holdback.  Each Holder entitled pursuant to this
                  --------
Agreement to have Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters' Representative or Agent in connection with an underwritten offering of any Registrable Securities by the Company or by a Holder pursuant to Section 3 hereof, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, other than a sale pursuant to Rule 144 or under an existing Shelf Registration (except as part of such underwritten or agented registration), after written notice from the Company, during the thirty (30) business days prior to, and during such period as the

Underwriter's Representative or Agent may request, not to exceed a period of up to one hundred eighty (180) days, beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date in writing
--------
by the Company or such Underwriters' Representative or Agent, and provided
                                                                  --------
further that all officers and directors of the Company, and other Holders of the
-------
Company's capital stock (or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Stock of the Company, including the Company's Stock Option and Purchase Plans ("Derivative Securities")) representing five-percent (5%) or more of the Company's total outstanding capital stock, and all other persons with registration rights (whether or not pursuant to this Agreement) agree to similar restrictions and comply therewith (and if such persons are thereafter released, the Holders shall similarly be released).

                              ANTIDILUTION RIGHTS

     Section 13. Adjustment of Number of Shares.  For so long as
                 ------------------------------
the Notes are unpaid and outstanding, the number of Shares held by each of the Holders shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          13.1.  Issuance or Sale of Common Stock.  (a) In case the Company, at
                 --------------------------------
any time after the Closing Date, shall issue or sell any shares of Common Stock or Derivative Securities, each Holder shall receive a number of additional Shares equal to 13% of the shares so issued or deemed issued in the case of Derivative Securities multiplied by a fraction, of which the numerator shall be the number of shares of Registrable Securities held by such Holder at the time of such issuance or sale and the denominator of which shall be 2,250,000 shares. Such adjustment shall be made whenever such shares of Common Stock are issued or Derivative Securities are granted, as the case may be, and shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)    The provisions of Section 13.1(a) hereof shall not apply to (i)
                                   ---------------
shares of Common Stock issued pursuant to this Section 13, (ii) 2,954,171 shares
                                               ----------
of Common Stock issued upon the exercise of outstanding stock options under the Company's existing stock option plan, as it may be amended from time to time (the "Stock Option Plan"), such options having been granted prior to the Closing Date, plus all such additional shares of Common Stock as may be issued thereunder by virtue of antidilution provisions, if any, contained in such options or the Stock Option Plan, (iii) 1,040,829 shares of Common Stock to be issued upon the exercise of options granted to consultants, employees or officers of the Company or its Subsidiaries pursuant to the Stock Option Plan, all such options to have an exercise price no less than fair market value (as defined in the Stock Option Plan) on the date of grant, (iv) up to 501,000 shares of Common Stock issued upon the exercise of purchase rights granted pursuant to the Company's existing employee stock purchase plan, as it may be amended from time to time (the "Stock Purchase Plan"), all such purchases to be at no less than 85% of fair market value as defined in the Stock Purchase Plan,
(v) up to 250,000 shares of Common Stock issued at Fair Market Value (as defined in Section 13.3 hereof) on the date of the issue of such shares for any business
   ------------
purpose and (vi) shares of Common Stock or Derivative Securities issued in connection with any bona fide underwritten public offerings. In addition, should outstanding options become available under the Stock Option Plan due to the bona fide termination of employment by the optionees or the lapse of such options by their terms, such options may be granted as provided in subsection
(iii) of this Section 13.1.
              ------------

          13.2.  Existing Options or Warrants.  The Company, with the prior
                 ----------------------------
written consent of the Required Holders, may (i) adjust the price of any Derivative Security granted prior to the Closing Date ("Existing Derivative Securities") or (ii) replace such Existing Derivative Securities with new Derivative Securities. For purposes of the preceding sentence, "replace" shall mean the cancellation of Existing Derivative Securities in consideration of the issuance of new Derivative Securities.

          13.3.  Determination of Fair Market Value.  For purposes of this
                 ----------------------------------
Agreement, the "Fair Market Value" per share as of a particular date (the "Determination Date") shall mean (a) the average of the last sale prices reported on Nasdaq National Market ("NASDAQ") or NASDAQ Smallcap, (b) if the shares are an issue for which last sale prices are not reported on NASDAQ, the average of the closing bid and ask prices, in each case on the last ten (10) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported in The Wall Street Journal or (c) if none, as determined in good faith by the Company's Board of Directors.

          13.4.  Notice of Adjustments and Delivery of Shares.   Whenever the
                 --------------------------------------------
number of Shares shall be adjusted pursuant to this Section 13, the Company
                                                    ----------
shall promptly deliver to each Holder a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of additional shares of Common Stock to be issued to each Holder after giving effect to such adjustment, accompanied by such additional Shares in the name of each Holder, bearing the legend set forth in
Section 11 hereof.

          13.5.  Fractional Shares.   No fractional shares of Common Stock shall
                 -----------------
be issuable in connection with any adjustment made under this Agreement, but in lieu of such fractional shares, the Company shall make a cash payment therefor based on the Fair Market Value of a share of Common Stock on the date of adjustment.

     Section 14. Claw-Back.  If, within three (3) years after the
                 ----------
Closing Date, (i) all or substantially all of the assets of the Company are sold, leased, licensed, transferred, conveyed or otherwise disposed of, in one or a series of related transactions, or the Company is acquired by any Person, directly or indirectly, through a purchase, merger, consolidation or other acquisition transaction and (ii) as a result of any such transaction, the holders of all of the Company's Common Stock receive, in exchange for their Common Stock, either (A) cash of more than eight dollars ($8.00) per share or
(B) eight dollars ($8.00) per share in value of freely-tradable common stock of a domestic corporation traded on the New York or American stock exchanges or the Nasdaq/NMS stock market with a minimum trading price of $5.00 per share, then the Company shall give each Holder notice of such transaction, and each Holder shall return to the Company for cancellation 13.043% of the sum of (x) the Shares received on the Closing Date by such Holder (a total of 293,478 Shares from all Holders), plus (y) any Common Stock received by such Holder pursuant to
Section 6.16 of the Note and Stock Purchase Agreement, plus (z) any Common Stock received by such Holders pursuant to Section 13 hereof, such cancellation to be
                                     ----------
effective upon the Holders' receipt of the notice given pursuant to this sentence. The $8 per share price provided in this Section 14, and all numbers
                                                   ----------
of shares of Common Stock of the Company used herein, shall be equitably adjusted for stock splits, dividends and reverse stock splits of the Company's Common Stock.

                      COVENANTS; MISCELLANEOUS PROVISIONS

     Section 15. Covenants of the Company.  The Company hereby
                 ------------------------
covenants to the Holders as follows:

          15.1. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to Rule 144:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as accurate and so long as the Holder owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information or opinions as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

          15.2. (a) The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the thirty (30) business days prior to, and during the one hundred eighty (180) day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration pursuant to this Agreement (other than by the Company pursuant to such registration).

          (b) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (i) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock subscription or other employee benefit plan of the Company approved by its Board of Directors, and (ii) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby Holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in Section 15 hereof, in each case including a sale pursuant to Rule 144 (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

          15.3. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants, options, or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder. For purposes of this
Section 15, "common stock of the successor or acquiring corporation" shall
----------
include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 15 shall similarly apply to successive reorganizations,
     ----------
reclassification, mergers, consolidations or disposition of assets.

     Section 16. Amendment, Modification and Waivers; Further Assurances.
                 -------------------------------------------------------

          (a) This Agreement may be amended with the consent of the Company and the Holders, and the Company may take any action herein prohibited, or fail to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of those Holders that own a majority of the Registrable Securities then outstanding to such amendment, action or omission to act.

          (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     Section 17. Assignment; Benefit.  This Agreement and all of
                 --------------------
the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of those Holders that own a majority of the Registrable Securities then outstanding to such delegation or assignment. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 10 hereof.
   ----------

     Section 18. Miscellaneous.
                 --------------

          18.1.  Governing Law; Jury Waiver.  THIS AGREEMENT SHALL BE GOVERNED
                 --------------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     THE ISSUER AND EACH HOLDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY
JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE ISSUER AND EACH HOLDER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE ISSUER OR A HOLDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          18.2.  Notices.  All notices and communications provided for hereunder
                 -------
shall be in writing and deemed given or delivered when delivered personally or sent by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or by registered or certified mail with return receipt requested (postage prepaid) and addressed as follows:

          (a)    if to the Company, to:

          Emergent Information Technologies, Inc.
          4695 MacArthur Court, 8/th/ Floor
          Newport Beach, California 92660
          Attention: Steven S. Myers
          Telephone: (949) 975-1487
          Telecopy:  (949) 975-1342

          with a copy to:

          Riordan & McKinzie
          600 Anton Boulevard, 18/th/ Floor
          Costa Mesa, California 92626
          Attention: James Loss, Esq.
          Telephone: (714) 433-2600
          Telecopy:  (714) 549-3244

          (b)    if to the Holders, to:

          Libra Mezzanine Partners II-A, L.P.
          11766 Wilshire Boulevard, Suite 850
          Los Angeles, California 90025
          Attention: Michael A. Kane
          Telephone: (310) 996-9585
          Telecopy:  (310) 996-9577

          and

          Rocky Mountain Capital Partners
          1125 17/th/ Street, Suite 2260
          Denver, Colorado 80202
          Attention:  Edward C. Brown
          Telephone:  (303) 297-1701
          Telecopier: (303) 297-1702

          with a copy to:

          Sidley & Austin
          555 West Fifth Street, 40/th/ Floor
          Los Angeles, California 90013
          Attention:  Gary J. Cohen, Esq.
          Telephone:  (213) 896-6013
          Telecopier: (213) 896-6600
or using the address set forth in the relevant agreement in the form of Exhibit
                                                                        -------
A attached hereto, whereby such party became bound by the provisions of this
-
Agreement or at such other address for a party as shall be specified in a notice given in accordance with this Section 18.2).
                              ------------

          18.3.  Entire Agreement; Integration.  This Agreement supersedes all
                 -----------------------------
prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

          18.4.  Injunctive Relief.  Each of the parties hereto acknowledges
                 -----------------
that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

          18.5.  Section Headings.  Section headings are for convenience of
                 ----------------
reference only and shall not affect the meaning of any provision of this Agreement.

          18.6.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

          18.7.  Severability.  If any provision of this Agreement shall be
                 ------------
invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

          18.8.  Filing.  A copy of this Agreement and of all amendments hereto
                 ------
shall be filed at the principal executive office of the Company and with the transfer agent for the Common Stock of the Company.

          18.9.  Termination.
                 -----------

          (a)    This Agreement, including without limitation Section 13 hereof,
                                                              ----------
may be terminated at any time by a written instrument signed by the parties hereto and shall terminate at such date as there shall be less than ten percent (10%) of the Registrable Securities outstanding as compared to the amount of Registrable Securities outstanding on the Closing Date.

          (b)    Unless sooner terminated in accordance with Section 18.9(a)
                                                             ---------------
hereof, this Agreement (other than Sections 9 and 13 hereof) shall terminate in
                                   -----------------
its entirety upon the later of (i) the fifth (5/th/) anniversary of the Closing Date or (ii) one (1) year after the date the Obligations have been indefeasibly satisfied in full, provided that any shares of Common Stock previously subject
                   --------
to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

          (c)    Unless sooner terminated in accordance with Section 18.9(a)
                                                             ---------------
hereof, Section 13 hereof shall terminate as follows:  (i) if the Obligations
        ----------
are indefeasibly satisfied in full prior to the second anniversary of the Closing Date, one (1) year after the date the Obligations have been so satisfied or (ii) if the Obligations are indefeasibly satisfied in full after the second anniversary of the

Closing Date, six (6) months after the date the Obligations have been so satisfied; provided that in no case shall Section 13 hereof survive beyond the
           --------
termination of this Agreement in accordance with Section 18.9(b) hereof.
                                                 ---------------

          (d) Notwithstanding the earlier termination of this Agreement pursuant to this Section 18.9, the right to indemnification pursuant to
                 ------------
Section 9 hereof for events occurring prior to termination shall continue for
---------
the applicable statute of limitations.

          18.10. Attorneys' Fees.  In any action or proceeding brought to
                 ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

          18.11. No Third Party Beneficiaries.  Nothing herein expressed or
                 ----------------------------
implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date first written above.

Company:                                  Holder:
-------                                   ------
Emergent Information Technologies, Inc.,  Libra Capital Partners, L.P.,
a California corporation                  a Delaware limited partnership,

                                          By:  LFE, LLC,
                                               its general partner
By:  /s/ Steven S. Myers
     Steven S. Myers                      By:  Libra Investors II, LLC,
     Chairman                                  its managing member

                                          By:  /s/ James B. Upchurch
                                               James B. Upchurch
                                               President

Holder:                                   Holder:
------                                    ------

Libra Mezzanine Partners II, L.P.,        Libra Mezzanine Partners, L.P.,
a Delaware limited partnership            a Delaware limited partnership

By:  LUSB, L.L.C., General Partner        By:  LFM, LLC, its General Partner

By:  LIBRA INVESTORS III, L.L.C.,         By:  Libra Investors, LLC,
     its Managing Member                       its Managing Member

                                          By:  /s/ Michael A. Kane
By:  /s/ Michael A. Kane                       Michael A. Kane
     Michael A. Kane                           Managing Director
     Managing Director


Holder:                                   Holder:
------                                    ------

Libra Mezzanine Partners II-A, L.P.,      Rocky Mountain Mezzanine Fund II, L.P.,
a Delaware limited partnership,           a Colorado limited partnership

By:  Libra Investors III-A, LLC,          By:  Rocky Mountain Capital Partners LLP,
     its general partner                       its general partner

By:  /s/ Michael A. Kane                  By:  /s/ Edward C. Brown
     Michael A. Kane                           Edward C. Brown
     Managing Director                         Managing Partner

                             Signature Page 1 of 1

                                   EXHIBIT A

               TO REGISTRATION AND ANTIDILUTION RIGHTS AGREEMENT

                                (See attached)

                                   Exhibit A

                             Agreement To Be Bound
             By The Registration And Antidilution Rights Agreement

          The undersigned, being the transferee of ______ shares of Common Stock, no par value per share [or describe other capital stock received in exchange for such common stock] (the "Registrable Securities"), of Emergent Information Technologies, Inc., a California corporation (the "Company"), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Registration and Antidilution Rights Agreement dated as of December 29, 2000 among the Company and the Holders referred to therein (the "Agreement"), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

          Agreed to this __ day of ______________, _____.

                                   By: ___________________________
                                       Name: _____________________
                                       Address: __________________
                                                __________________

                                   Exhibit A